Investments in associates and joint ventures	12 Months Ended
Dec. 31, 2017
Investments in joint ventures and associates [abstract]
Investments in associates and joint ventures

The section presents information on the Group’s investments in subsidiaries, joint ventures and associates and its interests in structured entities. Detail is also given on securitisation transactions the Group has entered into and arrangements that are held off-balance sheet.

38 Investments in associates and joint ventures

Accounting for associates and joint ventures

Barclays applies IAS 28 Investments in Associates and IFRS 11 Joint Arrangements. Associates are entities in which the Group has significant influence, but not control, over the operating and financial policies. Generally the Group holds more than 20%, but less than 50%, of their voting shares. Joint ventures are arrangements where the Group has joint control and rights to the net assets of the entity.

The Group’s investments in associates and joint ventures are initially recorded at cost and increased (or decreased) each year by the Group’s share of the post acquisition profit/(loss). The Group ceases to recognise its share of the losses of equity accounted associates when its share of the net assets and amounts due from the entity have been written off in full, unless it has a contractual or constructive obligation to make good its share of the losses. In some cases, investments in these entities may be held at fair value through profit or loss, for example, those held by private equity businesses.

There are no individually significant investments in joint ventures or associates held by Barclays.

	2017			2016
	Associates	Joint ventures	Total	Associates	Joint ventures	Total
	£m	£m	£m	£m	£m	£m
Equity accounted	402	316	718	321	363	684
Held at fair value through profit or loss	-	447	447	-	484	484
Total	402	763	1,165	321	847	1,168

Summarised financial information for the Group’s equity accounted associates and joint ventures is set out below. The amounts shown are the net income of the investees, not just the Group’s share for the year ended 31 December 2017, with the exception of certain undertakings for which the amounts are based on accounts made up to dates not earlier than three months before the balance sheet date.

	Associates		Joint ventures
	2017	2016	2017	2016
	£m	£m	£m	£m
Profit from continuing operations	117	33	77	64
Other comprehensive expense	-	-	(15)	19
Total comprehensive income from continuing operations	117	33	62	83

Unrecognised shares of the losses of individually immaterial associates and joint ventures were £nil (2016: £nil).

The Group’s associates and joint ventures are subject to statutory or contractual requirements such that they cannot make remittances of dividends or make loan repayments to Barclays PLC without agreement from the external parties.

The Group’s share of commitments and contingencies of its associates and joint ventures comprised unutilised credit facilities provided to customers of £1,712m (2016: £1,755m). In addition, the Group has made commitments to finance or otherwise provide resources to its joint ventures and associates of £246m (2016: £263m).